UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 21, 2005



                            HARVEY ELECTRONICS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         NEW YORK                      1-4626                13-1534671
-------------------------------    ------------------   --------------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
  incorporation)                                         Identification Number)



                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
--------------------------------------------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (201) 842-0078



                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.02         Results of Operations and Financial Conditions

                  On June 15, 2005, Harvey Electronics, Inc. (the "Company") issued a release announcing its financial results for the six months and second quarter ended April 30, 2005. A copy of the release is attached as Exhibit 99.1.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HARVEY ELECTRONICS, INC.


By: /s/ Joseph J. Calabrese
---------------------------
Joseph J. Calabrese, Executive Vice President
Chief Financial Officer, Treasurer and Secretary


Date: June 21, 2005